Exhibit 10.17.2

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is dated as of March 30, 2017 between MESA AIRLINES, INC. (the “Borrower”) and EXPORT DEVELOPMENT CANADA, as lender (the “Lender”) and amends that certain Credit Agreement dated as of January 18, 2016 between the Borrower and the Lender (the “Credit Agreement”).

WHEREAS, except as otherwise defined in this Amendment, the capitalized terms used herein shall have the meanings attributed thereto in the Credit Agreement; and

WHEREAS, in order to amend the Credit Agreement, the parties have agreed to execute this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

1. Amendment to Section 1.01 of the Credit Agreement. The definition of “Maturity Date” contained in Section 1.01 of the Credit Agreement is hereby deleted and amended to be and read in its entirety as follows:

““Maturity Date”: for a Note, subject to the second sentence of Section 2.01(a), the four (4) year “anniversary” of the Funding Date for that Note (or such earlier anniversary as EDC shall determine (in its sole and absolute discretion) is necessary in order to remain in compliance with the ASU), or such earlier date as may be determined in accordance with Section 2.01(a) in the case of an Engine Kit in respect of which the Funding Date is later than the Delivery Date.”

2. Ratification. Except as amended hereby, the Credit Agreement continues and shall remain in full force and effect in all respects and each of the parties hereby confirms and ratifies its obligations thereunder. From and after the date hereof, each and every reference in the Credit Agreement to “this Agreement”, “herein”, “hereof” or similar words and phrases referring to the Credit Agreement or any word or phrase referring to a section or provision of the Credit Agreement is deemed for all purposes to be a reference to the Credit Agreement or such section or provision as amended pursuant to this Amendment.

3. Counterparts. This Amendment may be signed in counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same Amendment.

4. Governing Law. This Amendment shall in all respects be governed by and construed in accordance with the laws of the state of New York, including all matters of construction, validity and performance.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their authorized officers as of the date first written above.

MESA AIRLINES, INC.,
as Borrower

By:

Name:	Brian S. Gillman
Title:	EVP & General Counsel

EXPORT DEVELOPMENT CANADA,
as Lender

By:

Name:
Title:

By:

Name:
Title:

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their authorized officers as of the date first written above.

MESA AIRLINES, INC.,
as Borrower

By:

Name:
Title:

EXPORT DEVELOPMENT CANADA,
as Lender

By:

Name:	Aaron Sapelak
Title:	Financing Manager

By:

Name:	Colleen Lalonde
Title:	Principal